UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 4, 2006

CTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)
905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)
Registrants' Telephone Number, Including Area Code:	(574) 293-7511

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01
Regulation FD Disclosure.  A copy of material which will be used in an investor presentation delivered by CTS representatives from time to time is furnished as Exhibit No. 99.1 hereto and is incorporated herein by reference. This material contains certain non-GAAP financial measures. CTS' management believes that these non-GAAP financial measures are useful to investors in analyzing CTS financial performance and results of operations over time. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the Appendix to Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
	(a)	Financial Statements of Business Acquired. Not applicable.
	(b)	Pro Forma Financial Information. Not applicable.
	(c)	Exhibits.

The following exhibits are filed with this report:
Exhibit No. 99.1	Exhibit Description Investor Presentation Material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CTS CORPORATION

                        /s/ Richard G. Cutter
                    By:   Richard G. Cutter
                   Vice President, Secretary
                   and General Counsel

Date: April 4, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Investor Presentation Material